Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

10. INCOME TAXES

The Company calculates its interim income tax provision in accordance with Accounting Standard Codification Topic 270, Interim Reporting (“ASC 270”), and ASC 740. The Company’s effective tax rate (“ETR”) from continuing operations was (12.2%) and 5.8% for the three months ended September 30, 2020 and September 30, 2019, respectively, and 2.6% and 9.6% for the nine months ended September 30, 2020 and September 30, 2019, respectively, and the Company recorded income tax expense/(benefit) of $3.3 million and $(0.4) million for the three months ended September 30, 2020 and September 30, 2019, respectively, and income tax benefits of $1.6 million and $1.3 million for the nine months ended September 30, 2020 and September 30, 2019, respectively. The difference between the ETR and federal statutory rate of 21.0% is primarily attributable to items recorded for GAAP but permanently disallowed for U.S. federal income tax purposes, recognition of a US federal and state valuation allowance, state and foreign income tax provisions and Global Intangible Low Taxed Income (“GILTI”).

A valuation allowance is recorded when it is more-likely-than-not some of the Company’s deferred tax assets may not be realized. Significant judgment is applied when assessing the need for a valuation allowance and the Company considers future taxable income, reversals of existing deferred tax assets and liabilities and ongoing prudent and feasible tax planning strategies, in making such assessment. As of September 30, 2020, the Company determined its US federal and state net deferred tax assets are not more-likely-than-not to be realized and recorded a valuation allowance of $7.4 million against the net deferred tax assets.

The Company records uncertain tax positions in accordance with ASC 740, Income Taxes, on the basis of a two-step process in which (i) the Company determines whether it is more likely than not a tax position will be sustained on the basis of the technical merits of such position and (ii) for those tax positions meeting the more-likely-than-not recognition threshold, the Company would recognize the largest amount of tax benefit that is more than 50.0% likely to be realized upon ultimate settlement with the related tax authority. The Company has determined it has no uncertain tax positions as of September 30, 2020. The Company classifies interest and penalties recognized on uncertain tax positions as a component of income tax expense.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted. The CARES Act includes several significant provisions for corporations, including those pertaining to net operating losses, interest deductions and payroll tax benefits. Under ASC 740, the effects of new legislation are recognized upon enactment. Accordingly, the effects of the CARES Act have been incorporated into the income tax provision computation for the nine months ended September 30, 2020. These provisions did not have a material impact on the income tax provision. The Company anticipates deferring the employer side social security payments for payroll paid for the remainder of 2020 as permitted by the CARES Act.

11. INCOME TAXES

Income tax benefit for the years ended December 31, 2019 and 2018 is comprised of the following:

	2019	2018
Current:
Federal	$4	$7
State	289	245
Foreign	41

Total	334	252

Deferred:
Federal	(2,323)	(3,639)
State	(1,132)	(1,581)

Total	(3,455)	(5,220)

Income tax benefit	$(3,121)	$(4,968)

The Company’s deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2019 and 2018 are as follows:

	2019	2018
Deferred tax assets:
Net operating losses	$3,850	$2,570
Allowance for bad debts	331	122
Employee related	1,348	1,834
Interest expense	588	1,472
Other	318

Total deferred tax asset	6,435	5,998

Deferred tax liabilities:
Intangible assets	(4,825)	(7,032)
Property and equipment	(4,589)	(3,172)
Other	(551)	(662)

Total deferred tax liability	(9,965)	(10,866)

Net deferred tax liability	$(3,530)	$(4,868)

A reconciliation of the federal statutory income tax rate to the Company’s effective income tax rate for the years ended December 31, 2019 and 2018 is as follows:

	2019	2018
Tax completed at federal statutory rate	21.00%	21.00%
State tax net of federal benefit	2.51	4.96
Non- deductible expenses	(1.38)	(0.91)
Equity compensation	(2.41)	(0.83)
Contingent put option	(5.59)	0.00
Foreign taxes	(0.15)	0.00
Warrant option	(3.20)
Other	0.92	(1.03)

Effective income tax rate	11.70%	23.19%

The Company elected to account for the global intangible low-taxed income inclusion as a period cost.

The Company’s policy is to record any penalties or interest related to any unrecognized tax benefits as a component of the income tax provision. As of December 31, 2019 and 2018, the Company does not have any unrecognized tax benefits.

In December 2017 new federal tax reform legislation was enacted in the United States resulting in significant changes from previous tax law. As a result, the Company previously provided a provisional estimate of the effect of the Tax Act in its financial statements. In the fourth quarter of 2018, the Company completed its analysis to determine the effect of the Tax Act and recorded immaterial adjustments as of December 31, 2018.

As of December 31, 2019, federal and state net operating loss carryforwards of approximately $15.7 million and $10.4 million are available to offset future federal and state taxable income, respectively. Federal net operating loss carryforwards will begin to expire during 2035 while the Company’s state net operating loss carryforwards will begin to expire during various years, dependent on the jurisdiction. Due to the enactment of the Tax Act, federal net operating losses generated beginning in 2018 and thereafter are limited to 80% of annual taxable income. Such Federal NOLs cannot be carried back and are carried forward indefinitely. Therefore, $7.0 million of Federal net operating loss carryforwards will not expire.

The Company is subject to audit by federal and state tax authorities in the ordinary course of business. The Company’s federal income tax returns remain subject to examination for the 2016 through 2019 tax years. The Company files in multiple state jurisdictions which remain subject to examination for the 2015 through 2019 tax years.